EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                   SECURITIES EXCHANGE ACT RULES 13a-14(b) AND
                15d-14(b) AS ADOPTED PURSUANT SECTION 906 OF THE
             SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF
                      SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Interplay Entertainment Corp., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q/A for the quarter ended September 30, 2006 as filed with the U.S. Securities and Exchange Commission (the "10-Q Report") that, to the best of the undersigned's knowledge:

(1) the 10-Q Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 20, 2006
                                              /S/ HERVE CAEN
                                              ----------------------------------
                                              Herve Caen
                                              Chief Executive Officer and
                                              Interim Chief Financial Officer